UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

Pono Capital Three, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41607	N/A
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	PTHRU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	PTHR	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PTHRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2023, Pono Capital Three, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 11,500,000 units (“Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”) and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-268283). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on February 14, 2023, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 565,375 units (the “Private Placement Units”), including the issuance of 54,000 Private Placement Units in connection with the underwriters’ full exercise of their over-allotment option, at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $5,653,750 (the “Private Placement”).

A total of $117,875,000, comprised of the proceeds from the Offering and the proceeds of the Private Placement, net of the underwriting commissions, discounts, and offering expenses, was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of February 14, 2023 reflecting receipt of the proceeds upon consummation of the Offering and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL THREE, INC.

Date: February 21, 2023	By:	/s/ Davin Kazama
Davin Kazama
Chief Executive Officer